UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

Macquarie Infrastructure Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32384 (Commission File Number)	86-2708886 (IRS Employer Identification No.)
125 West 55th Street, New York, New York (Address of principal executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	MIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.

Macquarie Infrastructure Holdings, LLC is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Corporation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nick O’Neil, who is seconded to serve as chief financial officer of Macquarie Infrastructure Holdings, LLC (the “Company”) by its manager, Macquarie Infrastructure Management (USA) Inc. (“MIMUSA”), has been appointed by the board of directors of the Company to the additional role of principal accounting officer effective November 2, 2021.

Mr. O’Neil, age 42, has been employed by Macquarie since 2007 and has served as the Company’s chief financial officer since September 2020. Mr. O’Neil began working with the Company in April 2018 and, prior to his appointment as chief financial officer, served as a member of the operating committees for several of the Company’s businesses and worked closely with other members of the Company’s senior leadership team on various projects including development of the Company’s strategy for sales of the Company or its operating businesses. From 2016 through April 2018, Mr. O’Neil served as senior managing director for Macquarie and head of its real estate business in the Americas. In 2015 and 2016, Mr. O’Neil was head of Macquarie’s infrastructure and real assets operations in Brazil and in 2009 through 2014 he served in a similar role in Mexico.

Mr. O’Neil is seconded to the Company by MIMUSA in accordance with the terms of the Company’s management services agreement with MIMUSA and is compensated by Macquarie in accordance with such agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2021

MACQUARIE INFRASTRUCTURE HOLDINGS, LLC

By:	/s/ Christopher Frost
	Name:	Christopher Frost
	Title:	Chief Executive Officer